                                                                    EXHIBIT 99.2


                          NOTICE OF GUARANTEED DELIVERY

                                  FOR TENDER OF
                              CLASS C PASS THROUGH
                           CERTIFICATES, SERIES 2000-3
                                       OF
                                US AIRWAYS, INC.

         This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the Exchange Offer (as defined below) of US Airways, Inc., a Delaware corporation (the "Company"), made pursuant to the Prospectus, dated ___________, 2006 (the "Prospectus"), if certificates for the Outstanding Class C Certificates are not immediately available, or time will not permit all required documents to reach U.S. Bank National Association (the "Exchange Agent") on or prior to 5:00 p.m., New York City time, on the Expiration Date (as defined below), or if holders cannot complete the procedure for book-entry transfer on a timely basis. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below. In addition in order to utilize the guaranteed delivery procedure to tender the Outstanding Class C Certificates pursuant to the Exchange Offer, a completed signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 p.m., New York City time, at least within three New York Stock Exchange trading days after the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

         THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON ___________, 2006, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERED OUTSTANDING CLASS C CERTIFICATES MAY BE WITHDRAWN AT ANY TIME ON OR PRIOR TO THE EXPIRATION DATE.

                  The Exchange Agent for the Exchange Offer is:
                         U.S. Bank National Association


By Registered or Certified Mail, Hand Delivery
                 or Overnight Courier:                                  By Facsimile:
============================================================================================================================
           U. S. Bank National Association                       U. S. Bank National Association
              60 Livingston Avenue                                         (651) 495-8158
                 EP-MN-WS, 2N                                Attention: Specialized Finance US Airways 2000-3C
               St. Paul, MN 55107
Attention: Specialized Finance US Airways 2000-3C
============================================================================================================================

FOR ADDITIONAL INFORMATION OR QUESTIONS RELATING TO THE EXCHANGE OFFER, CONTACT THE EXCHANGE AGENT AT (651) 495-3511.

         DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

         This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

LADIES AND GENTLEMEN:

         The undersigned hereby tenders to the Company, upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which are hereby acknowledged, the aggregate face amount of Outstanding Class C Certificates set forth below pursuant to the guaranteed delivery procedure described in "The Exchange Offer--Guaranteed Delivery Procedures" section in the Prospectus and Instruction 1 of the Letter of Transmittal.

Name(s) of Registered Holder(s):
                                  ---------------------------------------------
                                               (Please Print or Type)


Face Amount of Outstanding Class C          Certificate No(s).  (if available):
Certificates Tendered*:
$
 ----------------------------------         -----------------------------------


$
 ----------------------------------         -----------------------------------

$
 ----------------------------------         -----------------------------------

* Must be in integral multiples of
  $1,000.

         If Outstanding Class C Certificates will be delivered by book-entry transfer to The Depository Trust Company ("DTC"), provide the DTC account number.

DTC Account Number: __________________________

         All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned.

                                PLEASE SIGN HERE

         Must be signed by the holder(s) of Outstanding Class C Certificates as their name(s) appear(s) on certificates for Outstanding Class C Certificates or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery.

Signature(s) of Holder(s) or _______________________ Date _______________
Authorized Signatory

Area Code and Telephone Number: _____________________________

         If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below and, unless waived by the Company, provide proper evidence satisfactory to the Company of such person's authority to so act.

                                     Please print name(s) and address(es)

Name(s) of Holder(s)
                                     ----------------------------------------
Title/Capacity:
                                     ----------------------------------------

Address (es):
                                     ----------------------------------------

                                    GUARANTEE
                    (Not to be Used for Signature Guarantee)

         The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or a correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule l7Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees that the undersigned will deliver to the Exchange Agent the certificates representing the Outstanding Class C Certificates being tendered hereby in proper form for transfer (or a confirmation of book-entry transfer of such Outstanding Class C Certificates into the Exchange Agent's account at the book-entry transfer facility of DTC) with delivery of a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, or an Agent's Message (as defined in "The Exchange Offer--Procedures for Tendering" in the Prospectus), and any other required documents, all within three New York Stock Exchange trading days after the Expiration Date.

Name of Firm
              ---------------------------------------       -----------------------------------------------
                                                                         (Authorized Signature)

Address                                                      Name
         --------------------------------------------            ------------------------------------------
                                                                             Please Print or Type

Zip Code                                                     Title
          -------------------------------------------              ----------------------------------------

Dated                                                        Telephone Number
       ----------------------------------------------                        -------------------------------

         The institution that completes this form must communicate the guarantee to the Exchange Agent and must deliver the certificates representing any Outstanding Class C Certificates (or a confirmation of book-entry transfer of such Outstanding Class C Certificates into the Exchange Agent's account at DTC) and the Letter of Transmittal (or an Agent's Message in lieu thereof) to the Exchange Agent within the time period shown herein. Failure to do so could result in a financial loss to such institution.

         NOTE: DO NOT SEND CERTIFICATES REPRESENTING OUTSTANDING CLASS C CERTIFICATES WITH THIS FORM. CERTIFICATES REPRESENTING OUTSTANDING CLASS C CERTIFICATES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.